UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

October 8, 2010

Ameren Corporation

(Exact name of registrant as specified in its charter)

Missouri	1-14756	43-1723446
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1901 Chouteau Avenue, St. Louis, Missouri 63103

(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code: (314) 621-3222

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At a meeting held on October 8, 2010, the Board of Directors of Ameren Corporation (“Ameren” or the “Company”) amended Ameren’s By-Laws, effective October 8, 2010. The amendments relate to indemnification and advancement of expenses in Article IV of Ameren’s By-Laws. The principal changes to Article IV of Ameren’s By-Laws:

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limit the indemnification currently provided in the By-Laws or by applicable law to Ameren directors, officers and employees and to persons who serve as a director or officer of another entity at the request of Ameren, by excluding “agents” of Ameren and persons serving as employees or agents of another entity at the request of Ameren from the class of indemnitees;

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specify that “serving at the request of the Company,” which was not previously defined, shall be established solely (a) by express approval of such service by Ameren’s Nominating and Corporate Governance Committee or (b) by such Committee’s annual review of a list of non-affiliated organizations that Ameren officers are serving as a director or officer of, so long as such Committee does not notify any such officer that such person is not serving at the request of Ameren;

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provide that indemnification or advancement of expenses by Ameren to a person serving at the request of Ameren as a director or officer of another entity shall be secondary to any payments to be received from the other entity for which a person is serving (Ameren’s By-Laws did not previously include a hierarchy of indemnification payments and expense advancement);

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make the advancement of expenses mandatory for all indemnitees who are Ameren directors or officers or persons serving at the request of Ameren as a director or officer of another entity upon an undertaking by such director or officer to repay such amounts unless it is ultimately determined that such person was entitled to indemnification by Ameren (Ameren’s By-Laws previously provided that any such expense advancement was at the discretion of the Board of Directors); and

•

limit the maximum liability of Ameren for indemnification and advancement of expenses to any person “serving at the request of the Company” under the By-Laws or applicable law for such service to $25 million, except as otherwise expressly approved by the Board of Directors (Ameren’s By-Laws did not previously include an express dollar limit on any such indemnification and advancement of expenses).

The complete copy of the Ameren By-Laws, as amended, is included as Exhibit 3.1(ii).

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number:	Title:

3.1(ii)	By-Laws of Ameren Corporation, as amended October 8, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMEREN CORPORATION
(Registrant)

/S/ MARTIN J. LYONS, JR.
Martin J. Lyons, Jr.
Senior Vice President and Chief Financial Officer

Date: October 13, 2010

Exhibit Index

Exhibit Number:	Title:

3.1(ii)	By-Laws of Ameren Corporation, as amended October 8, 2010

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